INCENTIVE AND DEFERRED COMPENSATION PLANS	12 Months Ended
Apr. 01, 2012
INCENTIVE AND DEFERRED COMPENSATION PLANS
20.	INCENTIVE AND DEFERRED COMPENSATION PLANS

Incentive Plan - We have an incentive compensation plan whereby bonus awards are made if we attain certain financial targets or at the discretion of the Compensation Committee of the Board of Directors (the “Compensation Committee”). Our annual incentive compensation plan ties key employees’ bonus earning potential to individually-designed performance objectives. Under the plan, each plan participant is provided a range of potential annual cash incentive awards based on his or her individually-designed performance objectives. Actual awards paid under the plan are based on exceeding goals tied to certain budgeted results. A portion of awards is also determined by achieving other performance and management goals. Target rates are approved annually by the Compensation Committee.

We recorded $2.2 million, $1.1 million and $0.8 million of corporate incentive compensation expense during fiscal years 2012, 2011 and 2010.

Deferred Compensation Plan - We have an executive retirement plan whereby certain key employees may elect to defer up to 20% of their salary and 100% of their bonus until retirement or age 55, whichever is later, or due to disability or death. Employees may select from various investment options for their available account balances. We have elected to invest the deferrals in mutual funds that track the election made by the participants and to monitor the selected investment’s performance. Investment earnings are credited to their accounts, and we increase or decrease our obligations under the deferred compensation plan based upon such investment results.